ORGANIZATION AND PRINCIPAL ACTIVITIES (Schedule of Consolidated Financial Information of the Group's VIEs and Non-VIEs were Included in the Accompanying Consolidated Financial Statements of the Group) (Details)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2014 Consolidated variable interest entity without recourse [Member] CNY	Dec. 31, 2013 Consolidated variable interest entity without recourse [Member] CNY	Dec. 31, 2012 Consolidated variable interest entity without recourse [Member] CNY
VIE arrangements [Line Items]
Total assets	$ 242,673	1,505,688	1,953,409		1,264,577	1,654,036
Total Liabilities	251,264	1,558,994	1,555,686		1,179,550	1,069,031
Net Revenue	66,402	411,998	536,511	742,060	403,643	534,545	662,134
Net loss	$ (174,478)	(1,082,555)	(910,205)	(1,673,515)	(550,911)	(479,323)	(852,927)